SIREN ETF TRUST

(the “Trust”)

Siren Nasdaq NexGen Economy ETF

(the “Fund”)

Supplement dated October 24, 2025 to the Fund’s Summary Prospectus, Prospectus

and Statement of Additional Information (“SAI”), each dated July 29, 2025, as supplemented

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Based on the recommendation of SRN Advisors, LLC, the Fund’s investment adviser, the Board of Trustees of the Trust has approved changes to the Fund discussed herein so that the Fund can operate as an actively-managed fund rather than as a passively-managed fund that seeks to track the performance, before fees and expenses, of an underlying index.

Important Notice Regarding Change in Investment Policy

The Fund currently has a policy to invest, under normal circumstances, at least 80% of the Fund’s net assets, including any borrowings for investment purposes, in component securities of the Nasdaq Blockchain Economy Index (the “80% Policy”). On or around December 23, 2025, or on such later date determined by the Fund (the “Effective Date”), the Fund’s 80% Policy will be rescinded.

Other Changes to the Fund

Effective as of the Effective Date, the Fund’s name and investment objective will change as follows:

	Current	New
Name	Siren Nasdaq NexGen Economy ETF	Siren NexGen Economy ETF
Investment Objective	The Fund seeks long-term growth by tracking the investment returns, before fees and expenses, of the Nasdaq Blockchain Economy Index.	The Fund seeks long-term capital appreciation.

In connection with the foregoing changes, the Fund also will make certain changes to its principal investment strategies, principal risks and benchmark indices, effective as of the Effective Date. More information about these changes will be available in the Fund’s Summary Prospectus, Prospectus and SAI to be dated as of the Effective Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE